UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC (“Nasdaq”) under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (“SEC”). Reference is made to  SGRP’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and SGRP’s First Amendment to the 2023 Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 30, 2024 (as so amended, the “Annual Report”);  and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report and the Annual Report, each a “SEC Report”).

Item 8.01         Other Events.

SGRP is pleased to announce that it has entered into a non-binding Letter of Intent (“LOI”) with Highwire Capital, LLC (“Highwire”), pursuant to which Highwire intends to acquire all of the stock of SGRP for $2.50 per fully diluted share in cash, representing an aggregate purchase price of $58,000,000 (subject to certain adjustments) (the “Proposed Acquisition”), subject to (among other things) completion of mutually acceptable definitive documentation and approval by SGRP’s stockholders. SGRP's press release announcing the Proposed Acquisition is attached to and made part of this Current Report as Exhibit 99.1.

As previously disclosed in the Current Report on Form 8-K filed by SGRP with the SEC on September 13, 2022, the Board of Directors of SGRP (the “Board”) initiated a process and formed a Special Committee of the Board (the “Special Committee”) to consider a full range of strategic alternatives, including a sale, merger, divestiture, recapitalization, going private, and other strategic transactions, or continuing to operate as a public, independent company. As part of this process, SGRP has retained Lincoln International LLC as its financial advisor to assist with this strategic review process. Also, as part of this process and previously reported, SGRP sold its joint venture interests in Australia, Brazil, China and South Africa, sold its joint venture interests in its subsidiary based in Atlanta, GA (i.e., NMS), and purchased the remaining joint venture interests in its subsidiaries based in Jacksonville, FL (i.e., Resource Plus).

As a result of the thorough analysis and process conducted by the Board and the Special Committee to evaluate the strategic alternatives discussed above, SGRP has entered into the LOI following unanimous approval by the Board and Special Committee. Other than a defined term of exclusivity and certain standard legal terms, the LOI is non-binding, in all respects, and neither party has an obligation to complete the transaction or enter into a material definitive agreement upon a certain price or otherwise.

The LOI sets forth a forty-five day minimum exclusivity term in favor of Highwire (the “Exclusivity Period”), which period may be automatically extended by successive two-week increments in the event SGRP and Highwire continue to negotiate in good faith toward entering into a material definitive agreement. During the Exclusivity Period, SGRP has agreed it will not hold discussions with a third party concerning a competing transaction to the Proposed Acquisition and will inform Highwire of competing offers to the Proposed Acquisition, provided that SGRP may hold such discussions and enter into a material definitive agreement with any third party if the Board reasonably believes it is required to do so to comply with its fiduciary duties.

The LOI does not provide for any agreement to consummate the Proposed Acquisition or any other transaction, or the requirement of participation in any negotiations toward any material definitive agreement by either party therein, and no such obligation or agreement will be deemed to exist unless and until a material definitive agreement has been executed, which definitive agreement may contain terms materially different from those proposed in the LOI.

As of the date hereof, SGRP has not entered into any definitive agreement for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with Highwire or any other entities. The Proposed Acquisition would be subject to the satisfactory completion of due diligence by Highwire, the approval of the Proposed Acquisition by the required vote of a majority of the shares of SGRP's common stock at a special meeting of its stockholders, the receipt of any necessary regulatory approvals and completion of any further closing conditions that are described in a material definitive document, if any that is ultimately negotiated and executed regarding the Proposed Acquisition.

Neither this Current Report on Form 8-K nor the LOI is an offer to purchase any securities, a solicitation of proxies or a request or recommendation for any stockholder to vote on or consent to the proposed transaction, and SGRP's stockholders should not submit any proxy, vote or consent at this time. SGRP will prepare and distribute a proxy statement or information statement, as appropriate, to its stockholders regarding the Proposed Acquisition in compliance with SEC rules if the parties enter into a definitive agreement.

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this “Current Report”) contain “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by SGRP with the SEC. “Forward-looking statements” are defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): the impact of the news of the Proposed Acquisition or developments in it; the uncertainty of completion of mutually acceptable definitive documentation, approval by SGRP’s stockholders and satisfaction of other closing conditions respecting the Proposed Acquisition; the impact of the Company’s continued strategic review process, or any resulting action or inaction, should the Proposed Acquisition not occur; the impact of selling certain of the Company’s subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential negative effects of any stock repurchase and/or payment; the potential continuing negative effects of the COVID pandemic on the Company’s business; the Company’s potential non-compliance with applicable Nasdaq director independence, bid price or other rules; the Company’s cash flow or financial condition; and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company’s corporate objectives.

You should carefully review and consider the Company’s forward-looking statements (including Risks and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report or any other SEC Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “ Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Company’s current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company’s control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company’s common stock.

These forward-looking statements reflect the Company’s Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits:

99.1	SGRP Press Release Highwire acquisition Letter of Intent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 5, 2024
By:	/s/ Michael R. Matacunas, President & CEO
Michael R. Matacunas, President & CEO